EXHIBIT 10.20


THIS WARRANT AND THE SHARES ISSUABLE UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE IN RELIANCE UPON EXEMPTIONS PROVIDED UNDER THE SECURITIES ACT. ACCORDINGLY, THIS WARRANT MAY NOT BE SOLD, TRANSFERRED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED. IN ADDITION, THIS WARRANT MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED EXCEPT AS PROVIDED HEREIN. THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT ARE SUBJECT TO REPURCHASE BY THE COMPANY ON THE TERMS AND SUBJECT TO THE CONDITIONS SET FORTH HEREIN.


                            SHARPER IMAGE CORPORATION

                        WARRANT TO PURCHASE COMMON STOCK

                               Dated May 15, 1996


                  SHARPER IMAGE CORPORATION (the "Company") certifies that, for valuable consideration, receipt of which is hereby acknowledged, the Holder is entitled to purchase from the Company a number of shares of the Company's Common Stock set forth in Section 1(h) hereof (the "Shares") at the purchase price set forth in Section 1(e) hereof.

                  This Warrant and the Common Stock issuable upon exercise hereof are subject to the terms and conditions hereinafter set forth:

                  1. Definitions. As used in this Warrant, the following terms shall have the following meanings:

                         (a) "Common Stock" - Common Stock, par value $.01 per share, of the Company;

                         (b) "Company" - Sharper Image Corporation, a Delaware corporation;

                         (c)  "Effective Date" - May 15, 1996;

                         (d) "Holder" - The CIT Group/Business Credit, Inc. or any transferee thereof;


                                       1.

                         (e) "Purchase Price" - $6.00 per share, subject to adjustments pursuant to Section 3 hereof;

                         (f) "Subscription Form" - the form attached to this Warrant as Exhibit "A";

                         (g)  "Warrant"  -  this   Warrant   and  any   warrants
                              delivered in substitution or exchange therefor as provided herein;

                         (h)  "Shares"  -  up  to  25,000  Shares,   subject  to
                              adjustments pursuant to Section 3 hereof; and

                         (i) "Expiration Date" - five (5) years from the Effective Date.

                  2.     Exercise.

                         (a) Time of Exercise.  This Warrant may be exercised in
whole but not in part (and not as to a fractional share) at the office of the Company, at any time, commencing on the Effective Date; provided, however, that this Warrant shall expire and be null and void if not exercised in the manner herein provided by 5:00 p.m., Pacific Standard Time, on the Expiration Date.

                         (b) Manner of Exercise.  This Warrant is exercisable at
the Purchase Price, payable in cash or by certified check, payable to the order of the Company, subject to adjustment as provided in Section 3 hereof. Upon surrender of this Warrant with the annexed Subscription Form duly executed, together with payment of the Purchase Price for the Shares purchased (and any applicable transfer taxes) at the Company's principal executive offices, the Holder shall be entitled to receive a certificate or certificates for the Shares so purchased.

                         (c)  Delivery  of  Stock   Certificates.   As  soon  as
practicable, but not exceeding 30 days, after exercise of this Warrant, the Company, at its expense, shall cause to be issued in the name of the Holder (or upon payment by the Holder of any applicable transfer taxes, the Holder's assigns) a certificate or certificates for the number of fully paid and non-assessable Shares to which the Holder shall be entitled upon such exercise, together with such other stock or securities or property or combination thereof to which the Holder shall be entitled upon such exercise, determined in accordance with Section 3 hereof.

                         (d) Record Date of Transfer of Shares.  Irrespective of
the date of issuance and delivery of certificates for any stock or securities issuable upon the exercise of this Warrant, each person (including a corporation or partnership) in whose name any such certificate is to be issued shall for all purposes be deemed to have become the holder of record of the stock or other securities represented thereby immediately prior to the close of business on the date on which (i) a duly executed Subscription Form containing notice of exercise of this Warrant, (ii) payment of the Purchase Price, and (iii) the opinion or certificate required by Section 4(a)(ii) of this Warrant is received by the Company.

                                       2.

                  3. Adjustments. Except as otherwise provided in this Section 3, after each adjustment of the Purchase Price pursuant to this Section 3, the number of shares of Common Stock purchasable upon exercise of this Warrant shall be the number derived by dividing such adjusted Purchase Price into the Purchase Price in effect immediately prior to such adjustment. The Purchase Price shall be subject to adjustment as follows:

                         (a) In the  event,  prior  to the  expiration  of  this
Warrant by exercise or by its terms, the Company shall issue any shares of its Common Stock as a share dividend on its outstanding shares of Common Stock or shall subdivide the number of outstanding shares of Common Stock into a greater number of shares, then, in either of such events, the Purchase Price per share of Common Stock purchasable pursuant to this Warrant in effect at the time of such action shall be decreased proportionately and the number of shares purchasable pursuant to this Warrant shall be increased proportionately. Conversely, in the event the Company shall reduce the number of shares of its outstanding Common Stock by combining such shares into a smaller number of shares, then, in such event, the Purchase Price per share purchasable pursuant to this Warrant in effect at the time of such action shall be increased proportionately and the number of shares of Common Stock at that time purchasable pursuant to this Warrant shall be decreased proportionately. Any dividend paid or distributed on the Common Stock in shares of any other class of capital stock of the Company or securities convertible into shares of Common Stock shall be treated as a dividend paid in Common Stock to the extent that shares of Common Stock are issuable on the conversion thereof.

                         (b) In the  event,  prior  to the  expiration  of  this
Warrant by exercise or by its terms, the Company merges or consolidates with or into another person or entity in which the Company is not the surviving corporation or entity or sells all or substantially all of its property, or dissolves, liquidates or winds up its affairs, prompt, proportionate, equitable, lawful and adequate provision shall be made as part of the terms of any such merger, consolidation, sale, dissolution, liquidation or winding up such that the Holder of this Warrant may thereafter receive, on exercise thereof, in lieu of each share of Common Stock of the Company which the Holder would have been entitled to receive, the same kind and amount of any shares, securities, or assets as may be issuable, distributable or payable on any such merger, consolidation, sale, dissolution, liquidation or winding up with respect to each share of Common Stock of the Company; provided, however, that, in the event of any such merger, consolidation, sale, dissolution, liquidation or winding up, the right to exercise this Warrant shall terminate on a date fixed by the Company, such date to be not earlier than 5:00 p.m., Pacific Standard Time, on the 30th day next succeeding the date on which notice of such termination of the right to exercise this Warrant has been given by mail to the Holder thereof at such address as may appear on the books of the Company.

                         (c)  Notwithstanding  the provisions of this Section 3,
no adjustment of the Purchase Price shall be made whereby such Purchase Price is adjusted in an amount less than $.001 or until the aggregate of such adjustments shall equal or exceed $.001.

                         (d) In the  event,  prior  to the  expiration  of  this
Warrant by exercise or by its terms, the Company shall determine to take a record of the Holders of its Common

                                       3.

Stock for the purpose of determining the shareholders entitled to receive any share dividend or other right which will cause any change or adjustment in the number, amount, price or nature of the shares of Common Stock or other securities or assets deliverable on exercise of this Warrant pursuant to the foregoing provisions, the Company shall give to the registered Holder of this Warrant at the address as may appear on the books of the Company at least 15 days' prior written notice to the effect that the Company intends to take such a record. Such notice shall specify (i) the date as of which such record is to be taken, (ii) the purpose for which such record is to be taken, (iii) and the number, amount, price and nature of the Shares or other shares, securities or assets which will be deliverable on exercise of this Warrant after the action for which such record will be taken has been completed. Without limiting the obligation of the Company to provide notice to the registered Holder of this Warrant of any corporate action hereunder, the failure of the Company to give notice shall not invalidate such corporate action of the Company.

                         (e)  Before  taking  any action  which  would  cause an
adjustment reducing the Purchase Price below the then par value of the shares of Common Stock issuable upon exercise of this Warrant, the Company will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of such Common Stock at such adjusted Purchase Price.

                         (f) Upon any  adjustment of the Purchase Price required
to be made pursuant to this Section 3, the Company, within 30 days thereafter, shall cause to be mailed to the registered Holder of this Warrant written notice of such adjustment setting forth the Purchase Price in effect after such adjustment and the number of Shares or other shares, securities or property issuable upon exercise of this Warrant, and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

                  4.     Restriction on Transfer.

                         (a) The Holder, by its acceptance  hereof,  represents,
warrants, covenants and agrees that:

                            (i) the Holder has  knowledge  of the  business  and
affairs of the Company;

                            (ii) this Warrant and the Shares  issuable  upon the
exercise of this Warrant are being acquired for investment and not with a view to the distribution thereof and that, absent an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), covering the disposition of the Shares issued or issuable upon exercise of this Warrant, such Shares will not be sold, transferred, assigned, hypothecated or otherwise disposed of without first providing the Company with an opinion of counsel (which may be counsel for the Company) or other evidence, reasonably acceptable to the Company, to the effect that such sale, transfer, assignment, hypothecation or other disposal will be exempt from the registration and prospectus delivery requirements

                                       4.

of the Securities Act and the registration or qualification requirements of any applicable state or foreign securities laws; and

                            (iii)  the  Holder  consents  to  the  making  of  a
notation in the Company's books or giving to any transfer agent of this Warrant or the Shares an order to implement such restrictions on transferability described in subparagraph (ii) above.

                         (b) This  Warrant (and  any  successor  or  replacement
warrant) shall bear the certificate shown on the front page hereof and the Shares issuable upon the exercise of this Warrant shall bear the following legend or a legend of similar import; provided, however, that such legend shall be removed or not placed upon this Warrant or the certificate or other instrument representing the Shares, as the case may be, if such legend is no longer necessary to ensure compliance with the Securities Act:

         "THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE IN RELIANCE UPON THE EXEMPTION UNDER THE SECURITIES ACT AND EXEMPTIONS FROM REGISTRATION AVAILABLE UNDER THE APPLICABLE SECURITIES LAWS OF ANY STATE. ACCORDINGLY, SUCH SHARES MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO RELEVANT PROVISIONS OF
         FEDERAL AND STATE SECURITIES LAWS OR IF AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION IS APPLICABLE."

                         (c) This  Warrant  (and any  successor  or  replacement
Warrant) may not be sold, transferred, assigned or hypothecated except to a wholly owned subsidiary of the Holder or to a parent corporation owning a majority of the outstanding securities of the Holder or to any successor of the Holder in connection with a merger, sale or consolidation of the Holder in which the Holder is not the surviving entity.

                  5. Payment of Taxes. All Shares issued upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable and the Company shall pay all taxes and other governmental charges (other than income tax) that may be imposed in respect of the issue or delivery thereof. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any certificate for Shares in any name other than that of the Holder surrendered in connection with the purchase of such Shares, and in such case the Company shall not be required to issue or deliver any stock certificate until such tax or other charge has been paid or it has been established to the Company's satisfaction that no tax or other charge is due.

                  6.     Repurchase Right.

                         (a) Notwithstanding anything herein to the contrary, in
the event the Holder of this Warrant provides notice of the exercise of this Warrant to the Company with respect to any of the Shares, then, in such event, the Company shall have the right (the

                                       5.

"Repurchase Right"), at its election, by delivery to the Holder of this Warrant of written notice of the exercise of the Repurchase Right within thirty (30) days following the receipt by the Company of the Repurchase Notice (the "Repurchase Notice"), to repurchase all (but not less than all) of the Shares issued or to be issued in connection with the exercise of this Warrant from the Holder or Holders thereof at a purchase price per share of Shares equal to the Current Market Price (as defined below) per share of Common Stock (the "Repurchase Price") determined as of the close of business on the date on which such Shares are to be repurchased as specified by the Company in the Repurchase Notice (which date shall be not less than five (5) nor more than ten (10) days from the date of the Repurchase Notice (the "Repurchase Date"). The Repurchase Price of the Shares to be repurchased by the Company hereunder shall be payable by the Company to the holder or holders of such Shares in immediately available funds on the Repurchase Date specified in the Repurchase Notice.

                         (b) The  "Current  Market  Price"  per  share of Common
Stock shall be determined as follows:

                           (i) if there then exists an active public trading market for the Company's Common Stock, the Current Market Price shall be the average of the daily market prices of the Common Stock over a period of 20 consecutive trading days prior to the day on which Current Market Price is being determined. The market price for each such trading day shall be the average of the closing prices on such day of the Common Stock on all domestic exchanges on which the Common Stock is then listed, or, if there shall have been no sales on any such exchange on such day, the average of the highest bid and lowest asked prices on all such exchanges at the end of the such day, or, if the Common Stock shall not be so listed, the average of the representative bid and asked prices at the end of such trading day as reported by NASDAQ.

                           (ii) if there then does not exist an active public trading market or the Common Stock shall not be listed on any domestic exchange or quoted on NASDAQ, the Current Market Price shall be the Fair Market Value (as defined below) of the Common Stock based upon the Fair Market Value of 100% of the Company if the Company were sold as a going concern and without regard to any discount for lack of liquidity or as to whether the Company is then a public or a private company, or on the basis that the relevant shares of Common Stock do not constitute a majority or controlling interest in the Company and assuming the exercise or conversion of all or warrants, options, convertible securities or other rights to subscribe for or purchase any shares of Common Stock or convertible securities, all as determined by an independent financial expert (the "Expert"), which such Expert shall be mutually agreed upon by the parties. If the parties are unable to agree on an Expert, then each party shall nominate a nationally recognized independent investment firm, which such nominees shall mutually appoint an Expert in their sole discretion. "Fair Market Value" shall mean the value obtainable upon a sale in an arm's length transaction to an unaffiliated third party under usual and normal circumstances, with neither the buyer nor the seller under any compulsion to

                                       6.

         act, with equity to both. The determination of the Fair Market Value by the Expert shall be final, binding, and conclusive on the Company and the Holder of this Warrant. All costs and expenses of the Expert shall be borne by the Company.

                  7.     Registration Rights.

                         (a)  Right  to Join in  Registration.  If,  at any time
prior to two years after the Expiration Date, the Company proposes to file a Registration Statement under the Securities Act (other than on Form S-4 or Form S-8, or similar or replacement forms) seeking registration of any securities of the Company for sale for cash to the public either for its own account or for the account of any holder of securities of the Company, the Company shall promptly notify, in writing, the Holder of its intention to file such Registration Statement and in addition to, and independent of, the rights afforded by subsection (b), will afford the Holder the opportunity to request inclusion in such Registration Statement of all of the Shares issuable upon exercise of this Warrant. If the Holder desires to join in such Registration Statement, it shall, within twenty (20) days after the receipt of such notice by the Company, notify the Company, in writing, of the number of Shares it desires to include in any such Registration Statement. The Company shall cause to be registered under the Securities Act all of the Shares that the Holder has requested to be registered except as provided below.

                  If the Holder requests inclusion of any Shares in such Registration Statement and if such public offering is to be underwritten, the Company will request the underwriters of the offering to purchase and sell such Shares. The right of the Holder to registration pursuant to this subsection shall be conditioned upon the Holder's participation in such underwriting and the inclusion of Shares in the underwriting unless otherwise agreed to by the Company. If the managing underwriter determines that marketing factors require a limitation or complete exclusion of the number of shares to be underwritten, the Company shall so advise the Holder and the other persons distributing their securities through such underwriting, and (i) Common Stock held (or issuable upon conversion or exercise of securities held) by any person who does not have contractual rights of registration shall first be excluded; and (ii) if such exclusion is not sufficient, Common Stock held (or issuable upon exercise of securities held) by any person other than the Holder and Shares held by the Holder shall be excluded to the extent required to permit the number of Shares held by the Holder and shares of Common Stock held by such other persons that may be included in the registration and underwriting to be allocated among the Holder and such other persons in proportion, as nearly as practicable, to the number of Shares held by the Holder and shares of Common Stock held (or issuable upon conversion or exercise of securities held) by such other persons at the time of filing the Registration Statement.

                         (b) Form S-3  Registration.  In case the Company  shall
receive, at any time prior to two years after the Expiration Date, from the Holder a written request that the Company effect a registration of Shares on a Form S-3 Registration Statement and any related qualification or compliance with respect to all or a part of the Shares, the Company will:

                                       7.

                            (i) as soon as practicable, effect such registration
and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all of such Holder's Shares as are specified in such request; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section: (i) if Form S-3 is not available for such offering by the Holder; (ii) if the Company shall furnish to the Holder a certificate signed by the President of the Company stating that, in the good faith judgment of the Board of Directors of the Company, it would be detrimental to the Company and its shareholders for such Form S-3 registration to be effective at such time, in which event the Company shall have the right to defer the filing of the Form S-3 Registration Statement for a period of not more than 120 days after receipt of the request of the Holder under this Section; provided, however, that the Company shall not utilize this right more than once in any twelve month period; or (iii) if the Company has, within the twelve (12) month period preceding the date of such request, already effected one registration on a Form S-3 Registration Statement for the Holder pursuant to this Section.

                            (ii)  Subject to the  foregoing,  the Company  shall
file a Form S-3 Registration Statement covering the Shares and other securities so requested to be registered as soon as practicable after receipt of the request of the Holder.

                            (iii)  If  the   Company   is  unable  to  effect  a
registration pursuant to subsection (i) of this Section 7(b), the Company shall be obligated, upon 120 days' prior written notice to the Company by the Holder of this Warrant, to repurchase this Warrant (the "Put Option") at a purchase price per share of Common Stock issuable upon exercise of the Warrant equal to the then existing Current Market Price, as determined in accordance with Section 6(b)(i) and (ii) hereof. Notwithstanding the foregoing, the Holder of this Warrant shall be entitled to a determination of the then existing Current Market Price (the "Put Option Price") prior to an election to exercise its Put Option; provided, however, that the Holder shall only be entitled to a determination of the Put Option Price under this Section 7 once during the Term of this Warrant. Nothing herein shall obligate the Holder of this Warrant to exercise its Put Option.

                         (c)  Indemnification.  In  the  event  any  Shares  are
included in a registration statement under this Section:

                            (i) To the extent permitted by law, the Company will
indemnify and hold harmless the Holder, any underwriter (as defined in the Securities Act) for the Holder and each person, if any, who controls the Holder or underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act or the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission

                                       8.

or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act or the Exchange Act or any state securities law; and the Company will pay to the Holder, underwriter or controlling person any legal or other expenses reasonably incurred by one law firm retained by them (or such additional law firms retained by the Holder if such Holder reasonably believes there exists a conflict of interest among them) in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

                            (ii) To the extent permitted by law, the Holder will
indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other investor selling securities in such registration statement and any controlling person of any such underwriter or other investor, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject under the Securities Act or the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Holder expressly for use in connection with such registration; and the Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection, in connection with investigating or defending any such loss, claims, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, further, however, that in no event shall any indemnity under this subsection exceed the net proceeds from the offering received by the Holder.

                            (iii) Promptly after receipt by an indemnified party
under this Section of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party, provide a written notice of the commencement thereof to the indemnifying party and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that any indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to

                                       9.

retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section.

                            (iv) The  obligations  of the Company and the Holder
under this Section shall survive the completion of any offering of Shares in a registration statement under this Section, and otherwise.

                         (d)  Expenses.  The  Company  shall  bear all  expenses
incurred in connection with all registrations of the Shares effected pursuant to
Section 7(a) hereof and in connection with one registration effected pursuant to
Section 7(b) hereof, in each case excluding any underwriting discounts or commissions.

                  8. Reservation of Common Stock. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of issuance upon the exercise of this Warrant, such number of shares of Common Stock as shall be issuable upon the exercise hereof. The Company covenants and agrees that, upon exercise of this Warrant and payment of the Purchase Price thereof pursuant to Section 2(b) hereof, all Shares of Common Stock issuable upon such exercise shall be duly and validly issued, fully paid and non-assessable.

                  9. Rights; Notices. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a shareholder in respect of any meetings of shareholders for the election of directors or any other matter or as having any right whatsoever as a shareholder of the Company. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered or mailed by registered or certified mail, postage prepaid, return receipt requested:

                         (a) if to the Holder,  to the address of such Holder as
shown on the books of the Company; or

                         (b)  if to the  Company,  to  its  principal  executive
office.

                  10. Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of this Warrant and (in case of loss, theft or destruction) upon delivery of an indemnity agreement in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of the mutilated Warrant, the Company will execute and deliver, in lieu thereof, a new Warrant of like tenor.


                                      10.

                  11. Successors. All the covenants, agreements, representations and warranties contained in this Warrant shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, distributees, successors and assigns.

                  12. Change; Waiver. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

                  13. Headings. The section headings in this Warrant are inserted for purposes of convenience only and shall have no substantive effect.




                                      11.

                  14. Law Governing. This Warrant shall for all purposes be construed and enforced in accordance with, and governed by, the internal laws of the State of California, without giving effect to principles of conflict of laws.


                  IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer and this Warrant to be dated as of the date first above written.



                                           SHARPER IMAGE CORPORATION



                                           By: Craig P. Womack
                                               -----------------------------
                                               Name:  Craig P. Womack
                                               Title: President, Chief
                                                      Operating Officer


                                           By: Tracy Y. Wan
                                               -----------------------------
                                               Name:   Tracy Y. Wan
                                               Title:  Sr. Vice President
                                                       Chief Financial Officer



ACCEPTED AND AGREED:

CIT GROUP/BUSINESS CREDIT, INC.

          Bonnie Schain
- -------------------------------------
Name:  Bonnie Schain
Title: Assistant Vice President


                                      12.

                                                                       EXHIBIT A

                                SUBSCRIPTION FORM

                    (To be Executed by the Registered Holder
                     if it Desires to Exercise this Warrant)


To Sharper Image Corporation:

                  The undersigned hereby irrevocably elects to exercise the right to purchase ___________ of the Shares covered by this Warrant according to the conditions hereof and herewith makes payment of the Purchase Price in full in accordance with Section 2(b) of the Warrant.

                  The undersigned requests that certificates for such Shares be issued in the name of:

                                                   PLEASE INSERT SOCIAL SECURITY
                                                   OR TAX IDENTIFICATION NUMBER:


- --------------------------------------------------------------------------------
(Please print name and address)

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------


Dated:                    Signature:
      -------------------            -------------------------------------------

NOTICE: The above signature must correspond with the name as written within the Warrant in every particular, without alteration or enlargement or any change whatsoever, and if the certificate representing the Shares is to be registered in a name other than that in which the Warrant is registered, the signature of the Holder hereof must be guaranteed.

Signature Guaranteed:
                     -----------------------------------------------------------


SIGNATURE MUST BE GUARANTEED BY A COMMERCIAL BANK OR MEMBER FIRM OF ONE OF THE FOLLOWING STOCK EXCHANGES: NEW YORK STOCK EXCHANGE, PACIFIC COAST STOCK EXCHANGE, AMERICAN STOCK EXCHANGE, OR MIDWEST STOCK EXCHANGE.